PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights							4/27/2006
(Dollars in Thousands)							Page 1
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006
Pretax Operating Income *

Life Marketing	$39,141	$38,332	$38,014	$48,174	$40,781	$39,141	$40,781
Acquisitions	21,035	21,473	19,510	18,593	19,906	21,035	19,906
Annuities	4,064	8,145	4,927	14,797	4,741	4,064	4,741
Stable Value Contracts	14,399	13,484	13,743	13,172	12,344	14,399	12,344
Asset Protection	6,172	6,292	6,102	6,335	8,738	6,172	8,738
Corporate & Other	11,645	9,380	16,236	9,968	11,663	11,645	11,663
Total Pretax Operating Income	$96,456	$97,106	$98,532	$111,039	$98,173	$96,456	$98,173

Balance Sheet Data

Total GAAP Assets	$27,863,074	$28,551,847	$28,592,528	$28,966,993	$28,952,024
Share Owners' Equity	$2,124,402	$2,299,265	$2,200,866	$2,183,660	$2,104,270
Share Owners' Equity (excluding accumulated other comprehensive income) **	$1,925,428	$1,959,487	$2,016,355	$2,078,440	$2,139,512

Stock Data

Closing Price	$39.30	$42.22	$41.18	$43.77	$49.74	$39.30	$49.74
Average Shares Outstanding
Basic	70,474,337	70,517,476	70,582,016	70,672,518	70,752,202	70,474,337	70,752,202
Diluted	71,273,760	71,279,363	71,350,044	71,496,555	71,559,255	71,273,760	71,559,255

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income							4/27/2006
(Dollars in thousands)							Page 2
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006
REVENUES
Gross Premiums and Policy Fees	$468,514	$484,643	$486,660	$515,963	$507,694	$468,514	$507,694
Reinsurance Ceded	(282,152)	(312,511)	(282,919)	(349,275)	(280,670)	(282,152)	(280,670)
Net Premiums and Policy Fees	186,362	172,132	203,741	166,688	227,024	186,362	227,024
Net investment income	287,953	282,374	306,885	303,290	299,065	287,953	299,065
RIGL - Derivatives	(6,368)	(26,021)	7,662	(6,154)	13,337	(6,368)	13,337
RIGL - All Other Investments	27,878	12,480	3,612	5,423	5,153	27,878	5,153
Other income	44,284	45,505	47,377	44,101	48,536	44,284	48,536
Total Revenues	540,109	486,470	569,277	513,348	593,115	540,109	593,115

BENEFITS & EXPENSES
Benefits and settlement expenses	300,434	291,636	333,365	327,932	349,608	300,434	349,608
Amortization of deferred policy acquisition costs	74,251	51,867	57,950	14,435	50,031	74,251	50,031
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	60,456	55,911	55,513	51,805	67,188	60,456	67,188
Interest on indebtedness	13,098	13,614	15,582	14,342	15,631	13,098	15,631
Total Benefits and Expenses	448,239	413,028	462,410	408,514	482,458	448,239	482,458

INCOME BEFORE INCOME TAX	91,870	73,442	106,867	104,834	110,657	91,870	110,657
Income tax expense	31,787	25,411	36,976	36,272	38,520	31,787	38,520
Change in Acct Principle	0	0	0	0	0	0	0
NET INCOME	$60,083	$48,031	$69,891	$68,562	$72,137	$60,083	$72,137

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.88	$0.90	$0.90	$1.02	$0.90
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.09)	(0.27)	0.05	(0.07)	0.11
RIGL - All Other Investments, net of participating income	0.05	0.05	0.03	0.01	0.00
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.84	$0.68	$0.98	$0.96	$1.01
Average shares outstanding-diluted	71,273,760	71,279,363	71,350,044	71,496,555	71,559,255
Dividends paid	$0.175	$0.195	$0.195	$0.195	$0.195
PER SHARE DATA FOR YTD
Operating income-diluted *	$0.88	$1.78	$2.68	$3.70	$0.90	$0.88	$0.90
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.09)	(0.36)	(0.31)	(0.38)	0.11	(0.09)	0.11
RIGL - All Other Investments, net of participating income	0.05	0.10	0.13	0.14	0.00	0.05	0.00
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.84	$1.52	$2.50	$3.46	$1.01	$0.84	$1.01
Average shares outstanding-diluted	71,273,760	71,276,577	71,301,335	71,350,541	71,559,255	71,273,760	71,559,255
Dividends paid	$0.175	$0.370	$0.565	$0.760	$0.195	$0.175	$0.195

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets					4/27/2006
(Dollars in thousands)					Page 3
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2005	2005	2005	2005	2006
ASSETS
Fixed maturities	$15,263,694	$15,686,373	$15,824,420	$15,472,386	$14,965,927
Equity securities	59,605	115,758	115,570	121,012	123,536
Mortgage loans	3,042,584	3,124,877	3,101,823	3,287,745	3,411,337
Investment real estate	104,986	91,981	92,340	72,932	63,858
Policy loans	472,345	466,701	463,514	458,825	456,147
Other long-term investments	342,840	307,031	286,497	279,676	269,345
Long-term investments	19,286,054	19,792,721	19,884,164	19,692,576	19,290,150
Short-term investments	816,335	626,795	606,165	776,139	833,567
Total investments	20,102,389	20,419,516	20,490,329	20,468,715	20,123,717
Cash	53,673	98,316	63,565	83,670	37,118
Accrued investment income	202,008	192,454	201,037	189,038	198,708
Accounts and premiums receivable	50,271	348,688	58,883	82,080	59,236
Reinsurance receivable	2,835,979	2,883,648	2,862,674	3,020,685	3,146,444
Deferred policy acquisition costs	1,913,803	1,866,815	2,032,784	2,171,988	2,332,639
Goodwill	46,619	49,423	49,423	49,423	49,423
Property and equipment, net	44,520	46,878	47,304	47,010	45,941
Other assets	139,725	134,441	140,375	140,124	144,855
Income Tax Receivable	0	0	52,923	85,807	96,443
Assets Related to Separate Accounts
Variable Annuity	2,256,920	2,286,141	2,352,287	2,377,124	2,447,968
Variable Universal Life	217,167	225,527	240,944	251,329	269,532
Other	0	0	0	0	0

TOTAL ASSETS	$27,863,074	$28,551,847	$28,592,528	$28,966,993	$28,952,024

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets					4/27/2006
(Dollars in thousands)					Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
LIABILITIES	2005	2005	2005	2005	2006
Policy liabilities and accruals
Future policy benefits and claims	$10,222,011	$10,499,494	$10,797,527	$11,155,074	$11,447,516
Unearned premiums	673,841	679,916	671,971	740,071	767,074
Stable value product deposits	5,670,355	5,846,120	5,900,740	6,057,721	5,873,092
Annuity deposits	3,433,293	3,447,394	3,430,038	3,388,005	3,330,897
Other policyholders' funds	151,572	149,247	149,838	147,921	147,470
Securities sold under repurchase agreements	0	31,550	142,850	0	0
Other liabilities	1,556,736	1,482,085	1,043,260	954,716	881,146
Accrued income taxes	29,213	21,701	0	0	0
Deferred income taxes	256,453	311,146	287,976	317,317	280,219
Non-recourse funding obligations	0	0	100,000	125,000	150,000
Debt	451,424	469,317	471,808	482,532	473,032
Liabilities related to variable interest entities	481,921	465,078	464,747	448,093	442,383
Subordinated debt securities	324,743	324,743	324,743	324,743	324,743
Minority interest - subsidiaries	13,023	13,123	12,933	13,687	12,682
Liabilities related to separate accounts
Variable annuity	2,256,920	2,286,141	2,352,287	2,377,124	2,447,968
Variable universal life	217,167	225,527	240,944	251,329	269,532
Other	0	0	0	0	0
TOTAL LIABILITIES	25,738,672	26,252,582	26,391,662	26,783,333	26,847,754

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	433,467	433,040	433,363	440,475	441,964
Treasury stock	(13,041)	(13,011)	(12,768)	(12,765)	(12,079)
Unallocated ESOP shares	(1,610)	(1,610)	(1,610)	(1,610)	(1,231)
Retained earnings	1,469,986	1,504,442	1,560,744	1,615,714	1,674,232
Accumulated other comprehensive income	198,974	339,778	184,511	105,220	(35,242)

Total Share-owners' Equity	2,124,402	2,299,265	2,200,866	2,183,660	2,104,270

TOTAL LIABILITIES AND EQUITY	$27,863,074	$28,551,847	$28,592,528	$28,966,993	$28,952,024

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$30.52	$33.02	$31.58	$31.33	$30.11
Accumulated other comprehensive income	2.86	4.88	2.65	1.51	(0.50)
Excluding accumulated other comprehensive income *	$27.66	$28.14	$28.93	$29.82	$30.61

Total Share-owners' Equity	$2,124,402	$2,299,265	$2,200,866	$2,183,660	$2,104,270
Accumulated other comprehensive income	198,974	339,778	184,511	105,220	(35,242)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,925,428	$1,959,487	$2,016,355	$2,078,440	$2,139,512

Common shares outstanding	69,615,285	69,627,244	69,692,925	69,694,049	69,885,344
Treasury Stock shares	3,636,675	3,624,716	3,559,035	3,557,911	3,366,616

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share							4/27/2006
(Dollars in thousands)							Page 5
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006

CALCULATION OF NET INCOME PER SHARE

Net income	$60,083	$48,031	$69,891	$68,562	$72,137	$60,083	$72,137

Average shares outstanding-basic	70,474,337	70,517,476	70,582,016	70,672,518	70,752,202	70,474,337	70,752,202
Average shares outstanding-diluted	71,273,760	71,279,363	71,350,044	71,496,555	71,559,255	71,273,760	71,559,255

Net income per share-basic	$0.85	$0.68	$0.99	$0.97	$1.02	$0.85	$1.02
Net income per share-diluted	$0.84	$0.68	$0.98	$0.96	$1.01	$0.84	$1.01

Income from continuing operations	$60,083	$48,031	$69,891	$68,562	$72,137	$60,083	$72,137
EPS (basic)	$0.85	$0.68	$0.99	$0.97	$1.02	$0.85	$1.02
EPS (diluted)	$0.84	$0.68	$0.98	$0.96	$1.01	$0.84	$1.01

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(6,368)	$(26,021)	$7,662	$(6,154)	$13,337	$(6,368)	$13,337
Derivative Gains related to Corporate Debt and Investments	(3,684)	(2,960)	(2,777)	(1,972)	(1,331)	(3,684)	(1,331)
Derivative Gains related to Annuities	0	0	0	351	651	0	651
RIGL - All Other Investments, net of participating income	27,878	6,597	3,612	2,622	(173)	27,878	(173)
Related amortization of DAC	(22,412)	(1,280)	(162)	(1,052)	0	(22,412)	0
	(4,586)	(23,664)	8,335	(6,205)	12,484	(4,586)	12,484
Tax effect	1,605	8,283	(2,918)	2,172	(4,369)	1,605	(4,369)
	$(2,981)	$(15,381)	$5,417	$(4,033)	$8,115	$(2,981)	$8,115

RIGL - Derivatives per share-diluted	$(0.09)	$(0.27)	$0.05	$(0.07)	$0.11	$(0.09)	$0.11
RIGL - All Other Investments per share-diluted	$0.05	$0.05	$0.03	$0.01	$0	$0.05	$-

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.84	$0.68	$0.98	$0.96	$1.01	$0.84	$1.01
RIGL - Derivatives per share-diluted	(0.09)	(0.27)	0.05	(0.07)	0.11	(0.09)	0.11
RIGL - All Other Investments, net of participating income per share-diluted	0.05	0.05	0.03	0.01	0.00	0.05	0.00
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.88	$0.90	$0.90	$1.02	$0.90	$0.88	$0.90

NET OPERATING INCOME *

Net income	$60,083	$48,031	$69,891	$68,562	$72,137	$60,083	$72,137
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(6,534)	(18,837)	3,175	(5,054)	8,227	(6,534)	8,227
RIGL - All Other Investments net of tax, amortization, and participating income	3,553	3,456	2,242	1,021	(113)	3,553	(113)
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$63,064	$63,412	$64,474	$72,595	$64,023	$63,064	$64,023

PRETAX OPERATING INCOME **

Income before income tax	$91,870	$73,442	$106,867	$104,834	$110,657	$91,870	$110,657
RIGL - Derivatives	(6,368)	(26,021)	7,662	(6,154)	13,337	(6,368)	13,337
Derivative gains related to corporate debt, investments & annuities	(3,684)	(2,960)	(2,777)	(1,621)	(680)	(3,684)	(680)
RIGL - All Other Investments, net of participating income	27,878	6,597	3,612	2,622	(173)	27,878	(173)
Related amortization of DAC	(22,412)	(1,280)	(162)	(1,052)	0	(22,412)	0
Pretax operating income	$96,456	$97,106	$98,532	$111,039	$98,173	$96,456	$98,173

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary					4/27/2006
(Dollars in millions)					Page 6
(Unaudited)

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2005	2005	2005	2005	2006
Total Portfolio

Fixed Income	$15,263.7	$15,686.4	$15,824.4	$15,472.4	$14,965.9
Mortgage Loans	3,042.6	3,124.9	3,101.8	3,287.7	3,411.3
Real Estate	105.0	92.0	92.3	72.9	63.9
Equities	59.6	115.7	115.6	121.0	123.5
Policy Loans	472.4	466.7	463.5	458.8	456.1
Short Term Investments	816.3	626.8	606.2	776.1	833.6
Other Long Term Investments	222.9	186.0	286.5	279.7	269.3
Total Invested Assets	$19,982.5	$20,298.5	$20,490.3	$20,468.7	$20,123.7

Fixed Income

Corporate Bonds	$7,209.4	$7,597.3	$7,489.8	$6,821.4	$7,054.1
Mortgage Backed Securities	6,201.5	6,094.3	6,348.2	6,050.8	6,050.9
US Govt Bonds	94.7	88.5	88.3	843.0	199.7
Public Utilities	1,705.6	1,852.7	1,844.4	1,704.3	1,615.9
States, Municipals and Political Subdivisions	49.6	52.2	50.9	50.2	45.0
Preferred Securities	2.7	1.2	2.6	2.5	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$15,263.7	$15,686.4	$15,824.4	$15,472.4	$14,965.9

Fixed Income - Quality

AAA	40.9%	40.0%	40.9%	44.7%	41.9%
AA	6.0%	3.7%	4.4%	3.6%	3.6%
A	21.0%	17.8%	17.0%	15.0%	16.7%
BBB	25.8%	31.1%	30.5%	29.6%	30.3%
BB or Less	6.3%	7.4%	7.2%	7.1%	7.5%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	69.6%	69.2%	68.6%	68.3%	68.2%
Apartments	11.7%	12.5%	12.3%	11.9%	10.9%
Office Buildings	9.4%	9.2%	9.8%	10.3%	10.7%
Warehouses	8.3%	7.9%	8.2%	8.1%	8.0%
Miscellaneous	1.0%	1.2%	1.1%	1.4%	2.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$1.9	$1.9	$1.9	$3.1	$0.0
90 Days Past Due	8.2	2.6	5.4	5.1	5.4
Renegotiated Loans	5.4	8.3	5.5	5.6	5.6
Foreclosed Real Estate	0.0	4.3	5.0	8.4	1.6
	$15.5	$17.1	$17.8	$22.2	$12.6

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends							4/27/2006
(Dollars in thousands)							Page 7
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$273,769	$290,333	$297,098	$329,423	$325,364	$273,769	$325,364
Reinsurance Ceded	(199,746)	(235,968)	(204,572)	(261,769)	(208,631)	(199,746)	(208,631)
Net Premiums and Policy Fees	74,023	54,365	92,526	67,654	116,733	74,023	116,733
Net investment income	61,153	62,541	66,847	71,318	72,853	61,153	72,853
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	28,556	27,107	27,577	27,962	29,339	28,556	29,339
Total Revenues	163,732	144,013	186,950	166,934	218,925	163,732	218,925

BENEFITS & EXPENSES
Benefits and settlement expenses	89,783	72,994	112,119	117,552	135,899	89,783	135,899
Amortization of deferred policy acquisition costs	17,827	21,413	23,831	(7,383)	19,466	17,827	19,466
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	16,981	11,274	12,986	8,591	22,779	16,981	22,779
Total Benefits and Expenses	124,591	105,681	148,936	118,760	178,144	124,591	178,144

INCOME BEFORE INCOME TAX	$39,141	$38,332	$38,014	$48,174	$40,781	$39,141	$40,781

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$65,500	$66,104	$64,265	$65,134	$62,986	$65,500	$62,986
Reinsurance Ceded	(20,029)	(17,257)	(17,668)	(19,245)	(16,642)	(20,029)	(16,642)
Net Premiums and Policy Fees	45,471	48,847	46,597	45,889	46,344	45,471	46,344
Net investment income	56,714	56,099	55,366	55,022	54,490	56,714	54,490
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	361	453	251	540	617	361	617
Total Revenues	102,546	105,399	102,214	101,451	101,451	102,546	101,451

BENEFITS & EXPENSES
Benefits and settlement expenses	66,399	68,784	69,312	69,131	67,454	66,399	67,454
Amortization of deferred policy acquisition costs	7,071	7,185	6,197	6,619	6,335	7,071	6,335
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	8,041	7,957	7,195	7,108	7,756	8,041	7,756
Total Benefits and Expenses	81,511	83,926	82,704	82,858	81,545	81,511	81,545

INCOME BEFORE INCOME TAX	$21,035	$21,473	$19,510	$18,593	$19,906	$21,035	$19,906

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data							4/27/2006
(Dollars in thousands)							Page 8
(Unaudited)

	2005	2005	2005	2005	2006	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2005	2006
LIFE MARKETING

SALES BY PRODUCT
Term	$34,508	$26,861	$27,975	$34,538	$37,476	$34,508	$37,476
U/L	32,747	41,639	50,308	40,674	31,488	32,747	31,488
VUL	1,138	1,197	1,698	1,432	1,285	1,138	1,285
Total	$68,393	$69,697	$79,981	$76,644	$70,249	$68,393	$70,249

SALES BY DISTRIBUTION
Brokerage general agents	$36,172	$29,495	$36,072	$38,836	$38,179	$36,172	$38,179
Independent agents	17,309	18,815	21,788	17,652	13,800	17,309	13,800
Stockbrokers/banks	12,627	17,936	19,741	15,663	13,567	12,627	13,567
Direct Response & BOLI	2,285	3,451	2,380	4,493	4,703	2,285	4,703
Total	$68,393	$69,697	$79,981	$76,644	$70,249	$68,393	$70,249

ANNUITIES

SALES
Variable Annuity	$77,003	$90,329	$74,659	$70,220	$73,731	$77,003	$73,731
Immediate Annuity	32,476	21,194	25,606	32,653	45,045	32,476	45,045
Market Value Adjusted Annuity	26,483	33,065	23,032	31,644	28,373	26,483	28,373
Equity Indexed Annuity	609	6,582	21,188	20,506	18,672	609	18,672
Total	$136,571	$151,170	$144,485	$155,023	$165,821	$136,571	$165,821

PRETAX OPERATING INCOME
Variable Annuity	$3,735	$4,274	$3,555	$14,440	$5,252	$3,735	$5,252
Fixed Annuity	329	3,871	1,372	357	(598)	329	(598)
Total	$4,064	$8,145	$4,927	$14,797	$4,654	$4,064	$4,654

DEPOSIT BALANCE
VA Fixed Annuity	$251,822	$250,556	$232,578	$226,437	$223,265
VA Separate Account Annuity	2,176,065	2,210,639	2,280,264	2,310,117	2,382,736
Sub-total	2,427,887	2,461,195	2,512,842	2,536,554	$2,606,001
Fixed Annuity	3,195,043	3,202,752	3,217,052	3,207,784	3,201,516
Total	$5,622,930	$5,663,947	$5,729,894	$5,744,338	$5,807,517

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection							4/27/2006
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,840	$7,866	$8,057	$8,047	$8,144	$7,840	$8,144
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	7,840	7,866	8,057	8,047	8,144	7,840	8,144
Net investment income	56,150	54,786	54,008	53,756	53,494	56,150	53,494
RIGL - Derivatives	(162)	0	163	(352)	(651)	(162)	(651)
RIGL - All Other Investments	27,624	1,474	70	1,812	(90)	27,624	(90)
Other income	1,726	2,264	2,133	1,649	2,899	1,726	2,899
Total Revenues	93,178	66,390	64,431	64,912	63,796	93,178	63,796

BENEFITS & EXPENSES
Benefits and settlement expenses	48,080	48,687	44,596	46,428	47,313	48,080	47,313
Amortization of deferred policy acquisition costs	29,638	3,453	7,663	(3,242)	5,126	29,638	5,126
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	6,346	5,911	7,174	6,170	6,706	6,346	6,706
Total Benefits and Expenses	84,064	58,051	59,433	49,356	59,145	84,064	59,145

INCOME BEFORE INCOME TAX	9,114	8,339	4,998	15,556	4,651	9,114	4,651

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(162)	0	163	(352)	(651)	(162)	(651)
Add back: Derivative gains related to equity indexed annuities	0	0	0	(351)	(651)	0	(651)
Less: RIGL - All Other Investments	27,624	1,474	70	1,812	(90)	27,624	(90)
Add back: Related amortization of deferred policy acquisition costs	22,412	1,280	162	1,052	0	22,412	0

PRETAX OPERATING INCOME	$4,064	$8,145	$4,927	$14,797	$4,741	$4,064	$4,741

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$0	$0	$0	$0	$0	$0	$0
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	73,875	76,081	79,118	81,641	82,233	73,875	82,233
RIGL - Derivatives	292	(310)	416	(147)	312	292	312
RIGL - All Other Investments	327	2,395	884	(19,922)	(5,166)	327	(5,166)
Other income	0	0	0	0	0	0	0
Total Revenues	74,494	78,166	80,418	61,572	77,379	74,494	77,379

BENEFITS & EXPENSES
Benefits and settlement expenses	57,169	60,084	62,747	66,134	67,463	57,169	67,463
Amortization of deferred policy acquisition costs	1,084	1,121	1,240	1,249	1,229	1,084	1,229
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	1,223	1,392	1,388	1,086	1,197	1,223	1,197
Total Benefits and Expenses	59,476	62,597	65,375	68,469	69,889	59,476	69,889

INCOME BEFORE INCOME TAX	15,018	15,569	15,043	(6,897)	7,490	15,018	7,490

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	292	(310)	416	(147)	312	292	312
Less: RIGL-All Other Investments	327	2,395	884	(19,922)	(5,166)	327	(5,166)

PRETAX OPERATING INCOME	$14,399	$13,484	$13,743	$13,172	$12,344	$14,399	$12,344

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$110,375	$109,846	$106,685	$102,997	$100,690	$110,375	$100,690
Reinsurance Ceded	(62,302)	(59,233)	(60,661)	(68,234)	(55,393)	(62,302)	(55,393)
Net Premiums and Policy Fees	48,073	50,613	46,024	34,763	45,297	48,073	45,297
Net investment income	7,600	8,602	8,075	8,112	7,808	7,600	7,808
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	9,405	12,732	13,624	10,475	12,044	9,405	12,044
Total Revenues	65,078	71,947	67,723	53,350	65,149	65,078	65,149

BENEFITS & EXPENSES
Benefits and settlement expenses	26,529	29,851	27,560	17,537	22,209	26,529	22,209
Amortization of deferred policy acquisition costs	17,546	17,669	18,052	16,207	16,920	17,546	16,920
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	14,831	18,135	16,009	13,271	17,282	14,831	17,282
Total Benefits and Expenses	58,906	65,655	61,621	47,015	56,411	58,906	56,411

INCOME BEFORE INCOME TAX	$6,172	$6,292	$6,102	$6,335	$8,738	$6,172	$8,738

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data							4/27/2006
(Dollars in thousands)							Page 10
(Unaudited)

	2005	2005	2005	2005	2006	3 MOS	3 MOS
	1ST QTR	2NDQTR	3RD QTR	4TH QTR	1ST QTR	2005	2006
STABLE VALUE CONTRACTS

SALES
GIC	$24,050	$5,000	$20,500	$46,800	$46,200	$24,050	$46,200
GFA - Direct Institutional	0	0	0	100,000	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	350,000	350,000	300,000	35,000	0	350,000	0
GFA - Registered - Retail	31,845	96,795	20,790	31,501	40,841	31,845	40,841
Total	$405,895	$451,795	$341,290	$213,301	$87,041	$405,895	$87,041

DEPOSIT BALANCE
Quarter End Balance	$5,670,355	$5,846,120	$5,900,740	$6,057,721	$5,873,092	$5,670,355	$5,873,092
Average Daily Balance	$5,716,571	$5,808,943	$5,973,325	$5,985,502	$5,976,606	$5,716,571	$5,976,606

OPERATING SPREAD	1.04%	0.95%	0.94%	0.90%	0.84%	1.04%	0.84%

	2005	2005	2005	2005	2006	3 MOS	3 MOS
	1STQTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2005	2006
ASSET PROTECTION

SALES
Credit	$50,106	$51,421	$56,749	$50,602	$31,847	$50,106	$31,847
Service Contracts	47,138	62,437	65,301	53,780	53,717	47,138	53,717
Other	9,075	13,567	14,812	13,776	16,921	9,075	16,921
Total	$106,319	$127,425	$136,862	$118,158	$102,485	$106,319	$102,485

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends							4/27/2006
(Dollars in thousands)							Page 11
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2005	2005	2005	2005	2006	2005	2006

REVENUES
Gross Premiums and Policy Fees	$11,030	$10,494	$10,555	$10,362	$10,510	$11,030	$10,510
Reinsurance Ceded	(75)	(53)	(18)	(27)	(4)	(75)	(4)
Net Premiums and Policy Fees	10,955	10,441	10,537	10,335	10,506	10,955	10,506
Net investment income	32,461	24,265	43,471	33,441	28,187	32,461	28,187
RIGL - Derivatives	(6,498)	(25,711)	7,083	(5,655)	13,676	(6,498)	13,676
RIGL - All Other Investments	(73)	8,611	2,658	23,533	10,409	(73)	10,409
Other income	4,236	2,949	3,792	3,475	3,637	4,236	3,637
Total Revenues	41,081	20,555	67,541	65,129	66,415	41,081	66,415

BENEFITS & EXPENSES
Benefits and settlement expenses	12,474	11,236	17,031	11,150	9,270	12,474	9,270
Amortization of deferred policy acquisition costs	1,085	1,026	967	985	955	1,085	955
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	26,132	24,856	26,343	29,921	27,099	26,132	27,099
Total Benefits and Expenses	39,691	37,118	44,341	42,056	37,324	39,691	37,324

INCOME BEFORE INCOME TAX	1,390	(16,563)	23,200	23,073	29,091	1,390	29,091

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(6,498)	(25,711)	7,083	(5,655)	13,676	(6,498)	13,676
Less: RIGL-All Other Investments, net of participating income	(73)	2,728	2,658	20,732	5,083	(73)	5,083
Add back: Derivative gains related to corporate debt and investments	3,684	2,960	2,777	1,972	1,331	3,684	1,331

PRETAX OPERATING INCOME	$11,645	$9,380	$16,236	$9,968	$11,663	$11,645	$11,663